Quarterly Holdings Report
for

Fidelity® Agricultural Productivity Fund

August 31, 2021

DAS-QTLY-1021
1.9897395.101

Schedule of Investments August 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER STAPLES - 31.3%
Food Products - 31.3%
Archer Daniels Midland Co.	54,130	$3,247,800
Bakkafrost	14,013	1,231,703
Bunge Ltd.	22,603	1,711,273
Calavo Growers, Inc.	7,437	348,944
Cranswick PLC	13,998	763,263
Darling Ingredients, Inc. (a)	33,091	2,465,280
First Resources Ltd.	530,395	579,925
Ingredion, Inc.	9,478	832,737
Lamb Weston Holdings, Inc.	20,425	1,330,689
Mowi ASA	42,141	1,128,866
Nomad Foods Ltd. (a)	22,701	599,079
Oatly Group AB ADR (a)(b)	400	7,288
Sakata Seed Corp.	13,695	448,139
The Simply Good Foods Co. (a)	27,141	966,762
Wilmar International Ltd.	264,287	813,826
		16,475,574
HEALTH CARE - 1.2%
Biotechnology - 1.2%
Genus PLC	7,998	652,616
INDUSTRIALS - 39.1%
Machinery - 37.9%
AGCO Corp.	12,223	1,682,129
CNH Industrial NV	111,193	1,838,076
Deere & Co.	33,965	12,839,790
Kubota Corp.	82,415	1,703,885
Toro Co.	17,201	1,891,078
		19,954,958
Trading Companies & Distributors - 1.2%
Titan Machinery, Inc. (a)	21,284	611,276

TOTAL INDUSTRIALS		20,566,234

MATERIALS - 27.3%
Chemicals - 27.3%
CF Industries Holdings, Inc.	41,338	1,877,572
Corteva, Inc.	106,484	4,682,101
FMC Corp.	7,044	659,530
Nutrien Ltd.	70,707	4,298,519
The Mosaic Co.	63,586	2,046,197
The Scotts Miracle-Gro Co. Class A	4,974	780,072
		14,343,991
TOTAL COMMON STOCKS
(Cost $46,106,492)		52,038,415

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.06% (c)	554,527	554,638
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	5,774	5,775
TOTAL MONEY MARKET FUNDS
(Cost $560,413)		560,413
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $46,666,905)		52,598,828
NET OTHER ASSETS (LIABILITIES) - 0.1%		27,073
NET ASSETS - 100%		$52,625,901

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$2,210,415	$12,029,734	$13,685,511	$124	$--	$--	$554,638	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	618,762	612,987	1,172	--	--	5,775	0.0%
Total	$2,210,415	$12,648,496	$14,298,498	$1,296	$--	$--	$560,413

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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